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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its Charter)

            Michigan                  000-230-661            38-3317208
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  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)

             30142 Wixom Road, Michigan                         48334
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      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE.

        On February 24, 2005, the Company issued a press release describing its entry into a lease for a manufacturing and distribution facility in South Carolina.

        A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBITS.

        The following exhibit is filed with this Form 8-K:

        Exhibit   Description
        -------   --------------------------------------------------------------
        99.1      Press release, dated February 24, 2005, issued by Rockwell
                  Medical Technologies, Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date:  February 24, 2005                     By:  /s/ Robert L. Chioini
                                                  ------------------------------
                                                  Robert L. Chioini
                                                  President and Chief Executive
                                                  Officer

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                                  EXHIBIT INDEX

Exhibit   Description
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99.1      Press release, dated February 24, 2005, issued by Rockwell Medical
          Technologies, Inc.

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